UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2026

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2026, the Board of Directors (the “Board”) of Bitmine Immersion Technologies, Inc. (the “Company”) appointed Young Kim to serve as a director (a “Director”) on the Board, effective immediately. Mr. Kim also executed an offer letter with the Company pursuant to which he will serve as Director (the “Kim Offer Letter”).

Mr. Kim, age 48, is the current Chief Financial Officer and Chief Operating Officer of the Company. From 2021 to 2025, he served as a Partner and Senior Portfolio Manager at Axiom Investors. Prior to that, from 2011 to 2021, Mr. Kim was a Senior Portfolio Manager at Columbia Threadneedle Investments, where he helped lead more than $7 billion in emerging markets assets. Earlier in his career, Mr. Kim held investment and research roles at Marathon Asset Management in Singapore and at 360IP, Inc., a venture capital firm focused on technology-enabled emerging Asian enterprises, and he served as a Vice President and Senior Analyst at Galleon Asia Investments. Mr. Kim began his career as a software engineer at start-up companies. He holds a Master of Business Administration from Harvard Business School, and a Master of Science and Bachelor of Science in Electrical Engineering and Computer Science from MIT.

The foregoing description of the Kim Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Kim Offer Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated herein by reference.

There are no arrangements or understandings between Mr. Kim and any other persons pursuant to which he was elected as Director of the Company. There are no family relationships between Mr. Kim and any other Director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On January 26, 2026, the Company issued a press release (the “Press Release”) providing an update on the Company’s operations. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Kim Offer Letter, dated January 23, 2026.
99.1	Press Release, dated January 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: January 26, 2026	By:	/s/ Chi Tsang
	Name:	Chi Tsang
	Title:	Chief Executive Officer